UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2008
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12209 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On April 9, 2008, John H. Pinkerton, President and Chief Executive Officer of Range Resources Corporation (the “Company”), gave a presentation at the Howard Weil 36th Annual Energy Conference in New Orleans, Louisiana. During the presentation, Mr. Pinkerton stated that the Company expected to exceed previous first quarter 2008 output guidance of 355 million cubic feet of natural gas equivalents per day.
A copy of the presentation materials is available on the Company’s website and can be accessed at the following address: www.rangeresources.com.
Statements contained in this Current Report which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and are subject to risks and uncertainties. Factors that could cause the Company’s results to differ materially from the results discussed in such forward-looking statements include, but are not limited to, the following: production variance from expectations, volatility of oil and gas prices, hedging results, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, environmental risks, uncertainties about estimates of reserves, competition, litigation, government regulation, political risks, the Company’s ability to implement its business strategy, costs and results of drilling new projects, mechanical and other inherent risks associated with oil and gas production, weather, availability of drilling equipment, changes in interest rates and other factors referred to in the Company’s Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and the Company assumes no obligation to update or disclose revisions to those estimates.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Rodney L. Waller
Rodney L. Waller
Senior Vice President

Date: April 10, 2008

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